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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 Current report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 17, 2003
                                                        -----------------

                           MARLTON TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)
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
Pennsylvania                                 I-7708                                  22-1825970
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(State or Other Jurisdiction)        (Commission File Number)            (IRS Employer Identification No.)

         2828 Charter Road, Philadelphia                                                        19154
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         (Address of Principal Executive Offices)                                            (Zip Code)

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Registrant's telephone number, including area code   215-676-6900
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.  Changes in Registrant's Certifying Accountant

On November 17, 2003, the Company dismissed PricewaterhouseCoopers LLP ("PwC") as its independent public accountants and appointed McGladrey and Pullen, LLP ("McGladrey") as its new independent public accountant subject to the completion of their normal due diligence procedures. The decision to dismiss PwC and to retain McGladrey was approved by the Company's Audit Committee and Board of Directors on November 17, 2003.

The reports of PwC on the Company's financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the company's two most recent fiscal years and through November 17, 2003 there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports.

During the Company's two most recent fiscal years and through November 17, 2003, there have been no reportable events (as defined in Regulation S-K Item 304 (a)
(1) (v)).

The Company has provided PwC with a copy of this Item 4 disclosures and has requested that PwC review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a) (3) of Regulation S-K. Such letter is filed as Exhibit 16.1 to this Current Report.

During the fiscal years ended December 31, 2002 and 2001, and the subsequent interim period up to November 17, 2003, the Company did not consult with McGladrey regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any other matters or reportable events set forth in Items 304 (a) (1) (iv) and (a) (1) (v) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated November 21, 2003 regarding change in certifying accountant.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MARLTON TECHNOLOGIES INC.
By:      /s/  Robert B. Ginsburg
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         Name:  Robert B. Ginsburg
         Title:   President and Chief Executive Officer


Date:    November 24, 2003



                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
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16.1              Letter from PricewaterhouseCoopers LLP to the Securities and
                  Exchange Commission, dated November 21, 2003 regarding change in certifying accountant.